                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         December 3, 2001
                                                 ------------------------------


                            D&E COMMUNICATIONS, INC.
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Pennsylvania                 00-20709                  23-2837108
---------------------------   ------------------      ------------------------
(State or Other Jurisdiction   (Commission File            (IRS Employer
   of Incorporation)               Number)               Identification No.)


      124 East Main Street, Ephrata, PA                     17522
------------------------------------------            ------------------
   (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code         (717) 733-4101
                                                      -------------------------



           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report
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Item 5.    Other Events.

            On December 3, 2001, the conditional Agreement and Plan of Merger (the "Merger Agreement") entered into by D&E Communications, Inc. ("D&E"), D&E Acquisition Corp., a wholly-owned subsidiary of D&E ("Subcorp"), and Conestoga Enterprises, Inc. ("Conestoga") on November 21, 2001 became fully effective. Pursuant to the Merger Agreement, Subcorp and Conestoga will merge and the survivor of such merger will become a wholly-owned subsidiary of D&E. The Merger Agreement and a joint press release issued by D&E and Conestoga on December 4, 2001 announcing the effectiveness of the Merger Agreement are attached to this Form 8-K as Exhibits 2.1 and 99.1, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

      2.1 Agreement and Plan of Merger, dated November 21, 2001, among D&E Communications, Inc., D&E Acquisition Corp. and Conestoga Enterprises, Inc.

      99.1  Joint Press Release dated December 4, 2001.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    D&E COMMUNICATIONS, INC.



                                    By:  /s/ Thomas E. Morell
                                         ---------------------------------
                                         Thomas E. Morell
                                         Vice President, Chief Financial Officer
                                         and Treasurer


                                    Date: December 11, 2001
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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
2.1           Agreement and Plan of Merger, dated November 21, 2001, among D&E
              Communications, Inc., D&E Acquisition Corp. and Conestoga
              Enterprises, Inc.

99.1          Joint Press Release dated December 4, 2001.